                                                                  EXHIBIT 10.112


                                   FORM OF
                          SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                 THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 31, 1994, is entered into by and among Regency Health Services, Inc., a Delaware corporation (the "Company"), Care Enterprises, Inc., a Delaware corporation ("Care"), and the parties signatory to this Agreement (each, a "Holder" and collectively, the "Holders").

                 WHEREAS, the Company and Care entered into an Agreement and Plan of Merger, dated as of December 20, 1993, as amended by an Amendment to Agreement and Plan of Merger, dated as of January 31, 1994 (the "Merger Agreement"), pursuant to which Care Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Regency, will be merged with and into Care (the "Merger").

                 WHEREAS, pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of common stock of Care outstanding prior to the Effective Time will be converted into 0.71 of a share (the "Merger Common Stock") of the Company's common stock, par value $.01 per share (the "Common Stock").

                 WHEREAS, pursuant to Section 7.12 of the Merger Agreement, the Company has agreed to use its best efforts to enter into a Registration Rights Agreement with each person who will be an Affiliate (as defined in the Merger Agreement) of the Company after the Effective Time and each person who presently has registration rights with respect to shares of Common Stock.

                 WHEREAS, pursuant to the Amended and Restated Registration Rights Agreement (the "Company Registration Rights Agreement"), dated as of January 21, 1992, by and among the Company and the stockholders named therein (collectively, the "Regency Holders"), the Company granted certain registration rights to the Regency Holders.

                 WHEREAS, pursuant to the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of December 15, 1992, by and among Care and Foothill Group Inc., Foothill Partners and Energy Management Corporation (collectively, the "Stock Purchase Holders"), Care granted certain registration rights to the Stock Purchase Holders.

                 WHEREAS, pursuant to the Note Purchase, Loan and Guaranty Agreement (the "Note Purchase Agreement"), first closing date December 31, 1990 and second closing date January 18, 1991, by and among Care and Care Enterprises West and Solvation Inc., d/b/a Smith Management Company, participated in by Foothill Capital Corporation (collectively, the "Note Purchase Holders"), Care granted certain registration rights to the Note Purchase Holders.

                 WHEREAS, each person listed on the signature pages hereto under the heading "Affiliates" (collectively, the "Affiliates") will be an Affiliate of the Company after the Effective Time.

                 WHEREAS, the parties hereto desire to amend and restate each of the Company Registration Rights Agreement and the provisions relating to registration rights in the Stock Purchase Agreement and the Note Purchase Agreement.

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1.  Definitions.  As used in this Agreement:

                          (a)  "Shares" shall mean and include any of the
following securities:

                 (i) as to the Regency Holders, (A) shares of Common Stock issued to the Regency Holders pursuant to a Purchase Agreement dated as of December 31, 1986, as amended by a First Amendment to Purchase Agreement, (B) shares of Common Stock issued upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (the "Series D Stock") previously issued to certain of the Regency Holders (including shares of Series D Stock issued upon conversion of Series D Convertible Secured Subordinated Promissory Notes), (C) shares of Common Stock issuable to Regency Holders upon exercise of the Series C Common Stock Purchase Warrants and
         Series D Warrants issued to certain of the Regency Holders, and (D) shares of Common Stock issued or issuable in connection with the merger of a wholly owned subsidiary of the Company with and into Hallmark Health Services, Inc., provided that such shares have not been sold to the public pursuant to a registered public offering or pursuant to Rule 144 ("Rule 144") under the Securities Act of 1993, as amended (the "Securities Act") ,

                 (ii) as to the Stock Purchase Holders and the Affiliates, all Merger Common Stock issued to the Stock Purchase Holders and the Affiliates in exchange for shares of Care common stock held by the Stock Purchase Holders and the Affiliates,

                 (iii) as to the Note Purchase Holders, (A) Common Stock issued to the Note Purchase Holders in exchange for (x) any and all Secured Convertible Exchangeable Notes of Care issued pursuant to the Note Purchase Agreement (the "Convertible Notes") and (y) shares of Series A Convertible Preferred Stock of Care issued in exchange for Convertible Notes (the "Preferred Shares"), and (B) all Merger Common Stock issued to the Note Purchase Holders in exchange for shares of Care common stock held by the Note Purchase Holders, and

                 (iv) any additional securities issued to Holders with respect to the foregoing upon any stock split, stock dividend, recapitalization, dilution adjustment or similar event,

provided, however, that any shares of Common Stock or Merger Common Stock sold to the public pursuant to a registered public offering or pursuant to Rule 144 under the Securities Act shall cease to be Shares.

                          (b)  The terms "register," "registered," and
"registration" refer to a registration effected by filing with the Securities and Exchange Commission (the "SEC") a registration statement ("Registration Statement") in compliance with the Securities Act and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

                 2.  [Intentionally omitted]

                 3.  Piggyback Registration Rights.

                          (a)  If (but without any obligation to do so) at any
time or from time to time, the Company shall determine to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee stock option or purchase plans, a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act, a registration on Form S-4 or any successor form or a registration on any other form (other than Form S-1, S-2, S-3, or S-8 or any successor form) that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Shares, the Company will:

                                    (i)  promptly give to each Holder written
notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                                   (ii)  include in such registration (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Shares specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 3(b) or
Section 4(c) hereof.

                          (b)  If the registration of which the Company gives
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subparagraph (a)(i) of this Section 3. In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares of Common Stock to be underwritten and the underwriter has eliminated all securities being sold by other selling stockholders, the underwriter may limit the number of Shares to be included in the registration and underwriting, or may exclude Shares entirely from such registration and underwriting. Shares shall have priority over all other Common Stock in any such underwriting other than the Common Stock offered by the Company. The Company shall so advise all Holders of Shares that would otherwise be registered and underwritten pursuant hereto, and the number of Shares that may be included in the registration and underwriting shall be allocated among the Holders thereof in proportion, as nearly as practicable, to the respective amounts of Shares otherwise entitled to inclusion in such registration held by each such Holder at the time of filing the Registration Statement. No Shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. The Shares so withdrawn shall also be withdrawn from registration and, if the total number of Shares to be underwritten has been limited, there shall be a reallocation of the amounts of participation of the other Holders.

                 4.  Demand Registration Rights.

                          (a)  If at any time the Company shall receive from
the Stock Purchase Holders, the Note Purchase Holders and the Affiliates (together, the "Demand Holders") holding not less than 66 2/3% of the aggregate outstanding Shares held by the Demand Holders (the "Demand Shares") a written demand that the Company file a Registration Statement (including a "shelf" registration pursuant to Rule 415 promulgated under the Securities Act (a "Shelf Registration")) under the Securities Act of all or part of the Shares (a "Demand Registration"), the Company will:

                                    (i)  promptly give written notice of the
proposed registration to all other Demand Holders; and

                                   (ii)  use its diligent best efforts to
effect such registration as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws, and appropriate compliance with exemptive regulations issued under the Securities Act and any other government requirements or regulations) as may be so demanded and as will permit or facilitate the sale and distribution of all or such portion of such Shares as are specified in such demand, together with all or such portion of the Shares of any Holder or Holders joining in such demand as are specified in a written demand received by the Company within 30 days after such written notice is given, provided that the Company shall not be obligated to effect a registration, qualification, or compliance under this Section 4 if the Company shall have registered

Common Stock pursuant to a demand made hereunder within six months preceding the receipt of the demand (or, if the Company is not then entitled to use Form S-2 or S-3, within 11 months preceding the receipt of the demand); and

                                  (iii)  Subject to the foregoing, the Company
shall file a Registration Statement covering the Shares so demanded to be registered as soon as practicable, but in any event within 90 days after receipt of the demand or demands of the Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the board of directors of the Company it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed at the date filing would be required, the Company shall have an additional period of not more than 90 days within which to file such Registration Statement.

                          (b)  If the Demand Holders intend to distribute the
Shares covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this Section 4, and, subject to the Company's contractual obligations, a majority in interest of the Holders making the demand may designate an underwriter reasonably acceptable to the Company; and the Company shall include such information in the written notice referred to in this Section 4. In such event, the right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Shares in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders making the demand and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by such Holders, subject to the reasonable approval of the Company. Notwithstanding any other provision of this Section 4, if the underwriter determines that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, then the Company shall so advise all Holders of Shares that would otherwise be registered and underwritten pursuant hereto, and the number of Shares that may be included in the registration and underwriting shall be allocated among the Holders thereof pro rata in proportion, as nearly as practicable, to the respective amounts of Shares held by such Holders at the time of filing the Registration Statement. No Shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the underwriter and the Holders making the demand. The Shares so withdrawn shall also be withdrawn from registration and, if the total number of Shares to be underwritten has been limited, there shall be a reallocation of the amounts of participation of the other Holders.

                          (c)  Shares shall have priority over any other
securities of the Company in determining which securities may be included in a registration effected pursuant to this Section 4, including securities offered for the Company's own account. The Holders or their representatives shall have the right, if in their reasonable opinion market factors so require, to limit the amount of such other securities that may be included in any such registration.

                          (d)  Notwithstanding anything to the contrary in this
Section 4, at any time after a request for registration is made under this
Section 4, any Holder who has requested registration of its Shares or has notified the Company of its desire to include its Shares in such registration may withdraw from such registration by giving written notice to the Company.

                 5. Expenses of Registration. All expenses incurred in connection with any registration, qualification, or compliance pursuant to this Agreement, including without limitation all registration, filing, and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and of one counsel for the participating Holders, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided, however, that the Company shall not be required to pay for (i) stock transfer taxes or underwriters' fees, discounts, commissions or expenses relating to the Shares or the distribution of the Shares, (ii) any expenses relating to more than one registration pursuant to
Section 4 and (iii) any expenses of any registration proceeding if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Shares to be registered (in which case all participating Holders shall bear such expenses pro rata).

                 6. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof.

                 The Company will also:

                          (a)  Prepare and file with the SEC a registration
statement with respect to such Shares on Form S-1 or such other general form as to permit registration of the Shares (including Form S-2 or S-3 if the Company then qualifies for the use of such form), and use its best efforts to cause such registration to become effective.

                          (b)  Upon the request of the Holders of a majority of
the Shares registered thereunder, (i) in the case of a registration pursuant to Section 4 other than a Shelf Registration, keep such Registration Statement effective for up to nine months or until the Holders thereof have informed the Company in writing that the distribution of their Shares has been completed, whichever shall occur first, and (ii) in the case of a Shelf Registration pursuant to Section 4, keep such Shelf Registration effective for up to 18 months or until the Holders thereof have informed the Company in writing that the distributions of their Shares have been completed, whichever shall occur first.

                          (c)  Prepare and file with the SEC such amendments
and supplements to such Registration Statement, and use its best efforts to cause each such Registration Statement to become effective, as may be necessary to comply with the provisions of the Securities Act.


                          (d)  Furnish such number of prospectuses and other
documents incident thereto as a Holder from time to time may reasonably request.

                          (e)  Upon the request of Holders holding at least 5%
of the Shares, but no more frequently than once per quarter, prepare such supplemental or amended prospectuses as may be required to disclose the intended method of distribution with respect to a proposed sale by Holders participating therein of any Shares.

                          (f)  Use its best efforts to register and qualify the
Shares covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business or (ii) register to transact business as a "broker/dealer" (except in jurisdictions where such registration would not subject the Company to liability as a "broker/dealer" generally, or in jurisdictions where no significant expense is involved in the registration and maintenance of the Company as a "broker/dealer," such as, by way of example only, the State of New York).

                          (g)  In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform it obligations under such an agreement, including furnishing any opinion of counsel or entering into a lock-up agreement reasonably requested by the managing underwriter.

                          (h)  Notify each Holder of securities covered by such
Registration Statement, at any time when a prospectus relating thereto covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to subparagraph (c) of this Section 6 on account of such event and use its best efforts to cause each such amendment and supplement to become effective.

                          (i)  With respect to registrations pursuant to
Section 4 only, furnish, at the request of any Holder requesting registration of securities pursuant to such Section 4, on the date that such securities are delivered to the underwriters for sale in connection with a registration pursuant to such Section 4, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of securities and (ii) a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of securities.

                 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each seller of Shares as to which any registration is being effected furnish to the Company such information regarding such Holder and the distribution of such Shares as may be required to be disclosed in the Registration Statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws.

                 Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, such Holder will forthwith discontinue disposition of Shares pursuant to the Registration Statement covering such Shares until such Holder's receipt of a supplemented or amended prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Shares current at the time of receipt of such notice. In any such event, the Company will promptly prepare and file and use best efforts to cause to be declared effective a supplement or amendment to such prospectus such that the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                 7.  Indemnification.

                      (a) To the extent permitted by law, the Company will indemnify each Holder, each of such Holder's officers, directors and agents, and each person controlling such Holder, with respect to any registration, qualification, or compliance effected pursuant to this Agreement and each underwriter, if any, and each person who controls any underwriter, of the Shares held by or issuable to such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation of the Company of any rule or regulation promulgated under the Securities
Exchange Act of 1934, as amended (the

"Exchange Act"), any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each such underwriter, and each such director, officer, agent and controlling person, for any legal (provided that the Company shall reimburse the legal fees and expenses of no more than one law firm for all such Holders) and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

                          (b)  To the extent permitted by law, each Holder
will, if Shares held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers who sign a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, directors and agents and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in a written document furnished by or on behalf of such Holder specifically for use in and actually contained in any such Registration Statement, prospectus, offering circular, or other document filed by the Company and relating to the registration or qualification of such Holder's Shares, and will reimburse the Company, each such underwriter, each such other Holder, and each such director, officer and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the liability of any Holder hereunder shall be limited to the amount of proceeds received by such Holder in the offering giving rise to the loss, claim, damage, liability or action; provided, further, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld). Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Shares or omits to state any material fact regarding such Holder or such Holder's intended method of distribution of such Shares required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                 The Company may require, as a condition to entering into any sales or placement agency agreement or underwriting agreement with respect to any Shares, that the Company shall have received an undertaking in customary form and substance reasonably satisfactory to it from any agent named in any such sales or placement agency agreement and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, each of its officers and directors, and all other Holders, and each of their officers and directors, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such agent or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

                          (c)  Each party entitled to indemnification under
this Agreement (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party any participate in such defense at such party's own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

                          (d)  The obligations under this Section 7 shall
survive the completion of any offering of Shares in a Registration Statement.

                 8.  [Intentionally omitted]

                 9. Transfer of Registration Rights. The rights granted to the Holders to cause the Company to register the Shares pursuant to Sections 3 and 4 above may be assigned by the Holder to a transferee or assignee of any Shares; provided that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the Shares with respect to which such registration rights are being assigned.

                 10. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of the Holders of not less than fifty-one percent (51%) of the Shares, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holders to include any securities in any registration filed under (i) under Section 3 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration statement only on a basis no more favorable than that of Holders, or (ii) Section 4 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not diminish the amount of Shares which are included in such registration.

                 11. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 the Company agrees to use its best efforts: (i) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or Exchange Act, and (ii) so long as any Holder owns any of the Shares, to furnish in writing upon such Holder's request the following information:

                 (A)      the Company's name, address and telephone number;

                 (B) the Company's Internal Revenue Service identification number;

                 (C)      the Company's SEC file number;

                 (D) the number of shares of Common Stock issued and outstanding as shown by the most recent report or statement published by the Company; and

                 (E) whether the Company has filed all reports required to be filed pursuant to sections 13 or 15(d) of the Exchange Act during the preceding 12 months. With respect to a rule or regulation of the SEC (other than Rule 144) which may at any time permit a Holder to sell Shares to the public without registration, the Company agrees to take such action as is reasonable to enable utilization of such rule.

                 12. Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate as to each Holder and any subsequent transferee (i) in the case of registration rights provided pursuant to Section 3 hereof, upon the expiration of five years from the Effective Time of the Merger, and (ii) in the case of registration rights provided pursuant to Section 4 hereof, upon the expiration of three years from the Effective Time of the Merger.

                 13.  [Intentionally omitted]

                 14. Modification and Waiver. The parties may amend, modify or supplement this Agreement in such manner as may be agreed upon in writing at any time by the Company and Holders of not less than 66 2/3% of the Shares.
Any party may by an instrument in writing extend the time for or waive the performance of any of the obligations of the other or waive compliance by the other with any of the provisions contained herein. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later date to enforce the same. No waiver by any party of a breach of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be construed as a further or continuing waiver of such breach of a waiver of any condition or of any other breach of this Agreement.

                 15. Notices. Any notices or other communications required or permitted hereunder shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, postage prepaid (return receipt requested), to the party to whom such notice or communication is addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

         To Holders:               At addresses shown on the signature pages hereto

         To the Company:           (prior to the Effective Time)
                                   Regency Health Services, Inc.
                                   3636 Birch Street, Suite 195
                                   Newport Beach, California  92660
                                   Attention:  Mr. Cecil Mays

                                   (after the Effective Time)
                                   Regency Health Services, Inc.
                                   2742 Dow Avenue
                                   Tustin, California 92680-7245
                                   Attention:  Mr. Cecil Mays

                 16. Gender and Number, Etc. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. "Hereof," "herein," and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole, and not to any particular paragraph or provisions, unless expressly so stated.

                 17. Non-Assignment. Except as otherwise provided in Section 9 herein, this Agreement shall not be assignable by any party without the written consent of all other parties hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs and personal representatives of the parties hereto.

                 18. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each counterpart were upon the same instrument.

                 19. Entire Agreement/Captions. This Agreement sets forth the entire understanding of the parties hereto and supersedes all prior agreements, arrangements and communications, whether oral or written between or among the parties with respect to the subject matter hereof. Captions appearing in this Agreement are for convenience of reference only and shall not be deemed to explain, limit or amplify the provisions hereof.

                 20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

                 21. Severability. If any provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it valid and enforceable and if no such modification shall render it valid and enforceable then the Agreement shall be construed as if not containing such provision.

                 22. No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                 23. No Partnership or Joint Venture. Notwithstanding anything to the contrary contained herein, nothing contained herein shall be construed as creating a partnership or joint venture relationship between the parties hereto, and the parties hereto shall be deemed to have made any election necessary under applicable law, rule or regulation to prevent their being considered or deemed to be a partnership or joint venture.

                 24. No Impairment. The Company will not take any action, or fail to take any action, avoid or seem to avoid the observance or performance of any of the terms to be performed by Company hereunder and Company will at all times act in good faith to assist Holders in the carrying out of the provisions of this Agreement as may be necessary to preserve and protect the registration rights of Holders under this Agreement.

                 25. Effective Date. Notwithstanding any other provision of this Agreement, as to the Demand Holders this Agreement shall only become effective upon the Effective Time, and the Demand Holders shall have no rights hereunder unless and until the occurrence of the Effective Time. This Agreement shall be effective as of the date first written above as to the Regency Holders regardless of the occurrence of the Effective Time.

                 26.  Effect on Agreements.

                          (a)  Regency Holders agree that the Company
Registration Rights Agreement is hereby amended and restated in its entirety as set forth herein.
                          (b)  Stock Purchase Holders agree that the provisions
relating to registration rights in the Stock Purchase Agreement, including without limitation the provisions of Section 6 thereof, are hereby amended and restated in their entirety as set forth herein, and that in the event of any conflict between the provisions of the agreements as they relate to registration rights (e.g., notice, waiver, amendment), the provisions of this Agreement shall prevail.

                          (c)  Note Purchase Holders agree that the provisions
relating to registration rights in the Note Purchase Agreement, including without limitation the provisions of Section 11 thereof, are hereby amended and restated in their entirety as set forth herein, and that in the event of any conflict between the provisions of the agreements as they relate to registration rights (e.g., notice, waiver, amendment), the provisions of this Agreement shall prevail.


18746

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


COMPANY:                                  REGENCY HEALTH SERVICES, INC.


                                          By: /s/
                                              -------------------------------
                                              Name:   Cecil Mays
                                              Title:  President

CARE:                                     CARE ENTERPRISES, INC.


                                          By: /s/
                                              -------------------------------
                                              Name:   Richard M. Matros
                                              Title:  President

REGENCY HOLDERS:                          EL DORADO INVESTMENT COMPANY


                                          By: /s/
                                              -------------------------------
                                              Name:    Gregory S. Anderson
                                              Title:   Managing Director
                                              Address: 400 E. Van Buren
                                                       Suite 650
                                                       Phoenix, Arizona 85004

                                          SUNDANCE CAPITAL CORPORATION


                                          By:
                                              ---------------------------------
                                              Name:  Gregory S. Anderson
                                              Title:  Vice President
                                              Address:  400 E. Van Buren
                                                        Suite 650
                                                        Phoenix, Arizona  81004


                                           ------------------------------------
                                           Peter Madigan
                                           Address:
                                                    ---------------------------

                                                    ---------------------------

                                         --------------------------------------
                                         Cecil Mays
                                         Address: c/o Regency Health
                                                  Services, Inc.
                                                  3636 Birch Street, Suite 195
                                                  Newport Beach, California
                                                  92660



                                     ENTERPRISE PARTNERS


                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:
                                         Address:
                                                  -----------------------------

                                                  -----------------------------


                                     MBW VENTURE PARTNERS LIMITED PARTNERSHIP

                                     By: MBW Management, Inc., its Authorized
                                         Agent

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:
                                         Address:
                                                  -----------------------------

                                                  -----------------------------

                                  MICHIGAN INVESTMENT FUND, L.P.

                                  By: MBW Management, Inc., its Authorized
                                      Agent


                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:
                                      Address:
                                               --------------------------------

                                               --------------------------------


                                  ---------------------------------------------
                                  James R. Weersing, Trustee for the Weersing
                                  Family Trust u/d/t April 24, 1991
                                  Address:
                                           ------------------------------------

                                           ------------------------------------


                                  ---------------------------------------------
                                  Robert J. Harrington
                                  Address:
                                           ------------------------------------

                                           ------------------------------------


                                  ---------------------------------------------
                                  Lawrence A. Brown, Jr.
                                  Address:
                                           ------------------------------------

                                           ------------------------------------


                                  ---------------------------------------------
                                  Ned M. Weinshenker, Trustee for Ned M.
                                  Weinshenker Profit Sharing Plan
                                  Address:
                                           ------------------------------------

                                           ------------------------------------

                                    -------------------------------------------
                                    Philip E. McCarthy for Philip E. McCarthy
                                    Pension Plan
                                    Address:
                                             ----------------------------------

                                             ----------------------------------


STOCK PURCHASE                      ENERGY MANAGEMENT
   HOLDERS:                         CORPORATION



                                    By:
                                        ---------------------------------------
                                        Name:  Jeffrey A. Smith
                                        Title:  President
                                        Address:  767 Third Avenue
                                                  New York, New York 10017


                                    THE FOOTHILL PARTNERS, L.P.,
                                    a Delaware limited partnership


                                    By:
                                        ---------------------------------------
                                        Name:  Jeff Nakora
                                        Title:  Vice President
                                        Address:  11111 Santa Monica Boulevard
                                                  Los Angeles, California 90025


                                    THE FOOTHILL GROUP, INC.


                                    By:
                                        ---------------------------------------
                                        Name:  Jeff Nakora
                                        Title:  Vice President
                                        Address:  11111 Santa Monica Boulevard
                                                  Los Angeles, California 90025

NOTE PURCHASE                      SOLVATION INC.
  HOLDERS:                         d/b/a SMITH MANAGEMENT COMPANY


                                   By:
                                       ----------------------------------------
                                       Name:  John W. Adams
                                       Title:  President
                                       Address:  767 Third Avenue
                                                 New York, New York 10017


                                   FOOTHILL CAPITAL CORPORATION


                                   By:
                                       ----------------------------------------
                                       Name:  Jeff Nakora
                                       Title:  Vice President
                                       Address:  11111 Santa Monica Boulevard
                                                 Los Angeles, California 90025


AFFILIATES:                        WOODSTEAD ASSOCIATES, L.P.,
                                   a Texas limited partnership


                                   By:
                                       ----------------------------------------
                                       Name:  Randall D. Smith
                                       Title:  General Partner
                                       Address:  767 Third Avenue
                                                 New York, New York 10017

                                    -------------------------------------------
                                    Randall D. Smith
                                    Address:  767 Third Avenue
                                              New York, New York 10017



                                    THE DURIAN TRUST


                                    By:
                                        ---------------------------------------
                                        Jeffrey A. Smith, Trustee
                                        Address:  767 Third Avenue
                                                  New York, New York 10017


                                    SEGA ASSOCIATES, L.P.


                                    By:
                                        ---------------------------------------
                                        John W. Adams
                                        Address:  767 Third Avenue
                                                  New York, New York 10017



                                    THE FOOTHILL MANAGERS LIMITED II,
                                    a California limited partnership


                                    By:
                                        ---------------------------------------
                                        Name:  Jeff Nakora
                                        Title:  Vice President
                                        Address:  11111 Santa Monica Boulevard
                                                  Los Angeles, California 90025

                                       ----------------------------------------
                                       John F. Nickoll
                                       Address:  11111 Santa Monica Boulevard
                                                 Los Angeles, California 90025



                                       ----------------------------------------
                                       Robert G. Coo
                                       Address:  710 Zwissig Way
                                                 Union City, California 94587

                                    THE FOOTHILL FUND,
                                    a California limited partnership


                                    By:
                                        ---------------------------------------
                                        Name:  Jeff Nakora
                                        Title:  Vice President
                                        Address:  11111 Santa Monica Boulevard
                                                  Los Angeles, California 90025